U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2003

Meredith Enterprises, Inc.

(Exact name of Registrant as specified in charter)

Delaware	0-024594	95-4246740
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 233-7140

(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed from last report)

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Script for May 20, 2003 telephone conference call among management, certain stockholders and other interested parties.

Item 9.    Regulation FD Disclosure.

At noon EDT on Tuesday, May 20, 2003, Meredith Enterprises, Inc. (AMEX: MPQ) held a telephone conference call among management, certain stockholders and other interested parties regarding the Company’s performance and future direction. The script for the conference call is attached as Exhibit 99.1 hereto. This exhibit is not filed but is furnished pursuant to Regulation FD.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

MEREDITH ENTERPRISES, INC.

Dated:	May 20, 2003	By:	/s/ Charles P. Wingard
Charles P. Wingard
Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Script for May 20, 2003 telephone conference call.

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